UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): July 7, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 7, 2014, the board of directors (the “Board”) of Synthesis Energy Systems, Inc. (the “Company”) in accordance with the Company’s Certificate of Incorporation and Amended and Restated By-Laws, voted unanimously to appoint Charles M. Brown to fill a vacancy on the Board. Mr. Brown will also serve on the audit committee of the Board.

Mr. Brown, age 55, served as President and Chief Executive Officer of Flow International, Inc., and as a member of its board of directors, from July 2007 through January 2014, when Flow International was merged with and into Waterjet Holdings, Inc. He currently serves as a member of the board of directors of Waterjet Holdings, Inc. Previously, Mr. Brown was the President and Chief Operating Officer of the Pump, Pool and Spa Divisions at Pentair, Inc. from April 2005 through October 2006. From August 2003 to February 2005, Mr. Brown was the President and Chief Operating Officer of the Pentair Tools Group (which was acquired by Black & Decker Corporation in 2004). Prior to that, Mr. Brown was the President/General Manager of Aqua Glass Corporation, a Masco Corporation company, from 1996 to August 2003. Mr. Brown received a B.A., Economics and Government, from Cornell University, and an M.B.A. from J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Brown has broad business experience which we believe will be an important addition to the Board.

The Company has also entered into an Indemnification Agreement with Mr. Brown in the same form that the Company has entered into with its other executive officers and directors. There was no arrangement or understanding relating to Mr. Brown’s election to the Board. The form of the Indemnification Agreement is incorporated herein by reference as Exhibit 10.1.

Item 8.01   Other Events.

On July 9, 2014, the Company issued a press release announcing the election of Mr. Brown to the Board. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

10.1 Form of Indemnification Agreement between the Company and its officers and directors (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007).

99.1 Press release dated July 9, 2014 relating to the appointment of Charles M. Brown to the Company’s board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: July 9, 2014	/s/ Robert Rigdon
Robert Rigdon President and Chief Executive Officer

Exhibit Index

10.1 Form of Indemnification Agreement between the Company and its officers and directors (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007).

99.1 Press release dated July 9, 2014 relating to the appointment of Charles M. Brown to the Company’s board of directors.